UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2010
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation		Identification No.)

3900 Lakebreeze Avenue,
North,
Brooklyn Center, MN	55429
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On January 11, 2010 the Company will deliver a presentation at the Cowen Conference at the Westin New York Times Square, New York, NY. On January 14, 2010 the Company will deliver a presentation at the ICR Exchange at the St. Regis Hotel in Dana Point, California. A copy of the slides that will be used in the presentation is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Presentation; Cowen Conference at the Westin New York Times Square, New York, NY, January 11, 2010 and at the ICR Exchange at the St. Regis Hotel in Dana Point, CA, January 14, 2010

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: January 11, 2010

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Timothy J. Hennessy
Timothy J. Hennessy
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation; Cowen Conference at the Westin New York Times Square, New York, NY, January 11, 2010 and at the ICR Exchange at the St. Regis Hotel in Dana Point, CA, January 14, 2010

5